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3RD QUARTER REPORT -- September 30, 1999


                           SKYLINE SPECIAL
                              EQUITIES PORTFOLIO



  SKYLINE SPECIAL EQUITIES PORTFOLIO
  SKYLINE SMALL CAP VALUE PLUS
  SKYLINE SMALL CAP CONTRARIAN



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        LETTER from William M. Dutton, Portfolio Manager:(1)  September 30, 1999
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 Dear Shareholder:
      The stock market struggled in the third quarter with both the Russell
 2000 Index and S&P 500 Index showing losses in excess of 6%. Market breadth was particularly poor with the vast majority of stocks posting declines.
 Market weakness in the third quarter can be largely attributed to the Federal Reserve Board raising interest rates. Also, many cyclical stocks that rallied in the June quarter failed to hold their gains when company fundamentals proved to be less robust than expected.
      Results for the September quarter were disappointing. The Fund showed a loss of 12.54% compared to a loss of 6.32% for the Russell 2000 Index. For the first nine months of 1999, the Fund showed a loss of 11.12% compared to a gain of 2.37% for the Russell 2000 Index. The Fund trails the Index due to a combination of factors including sector weightings, stock selection, and an investment style that was very out of favor.
      Part of the Fund's decline during the quarter can be explained by our value-oriented investment strategy which emphasizes low P/E stocks. Again, investors embraced momentum-based strategies that place little emphasis on valuation. Many of our low P/E stocks saw their multiples compressed while the highest multiple stocks rose to even higher valuation levels. This multiple compression occurred in many cases even when companies reported very strong financial results. As a consequence, many stocks look especially attractive today since their prices are down while their earnings are up.
      Our value-oriented strategy also led us to invest in certain sectors that were out of favor in the period. Areas where the Fund is heavily invested, such as consumer, financial, and certain economically sensitive sectors, performed poorly during the period. In contrast, the best performing sectors in the market for both the quarter and year-to-date were energy, technology, and utilities, sectors that collectively make up over 25% of the Russell 2000 Index compared to well under 10% of the Fund. Unfortunately, in these sectors we do not find many attractive investments and consequently the Fund did not benefit from their recent strong performance.
      Finally, the Fund was hurt by a number of poorly performing individual stocks that declined due to disappointing financial results. Historically, our risk-averse strategy, which emphasizes low P/E stocks that have low expectations, helped limit the extent to which stocks fall when negative news is announced. However, in the recent momentum-oriented market, investors seemed to ignore valuation completely, sending individual stocks to unusually depressed levels. As a result, many Fund holdings that had weak fundamentals saw unusually large declines.
      In response to these trends we have made some adjustments to the Fund that we believe will position it better for the coming months. We have reduced the number of holdings from 81 to 67 in order to focus on only the very best ideas. We have sold stocks where company fundamentals showed serious deterioration and added to our highest confidence positions. Finally, we are allowing the cash position in the Fund to be above our normal 5% target as we make these changes.
      Recent setbacks only make the outlook for the Fund even more compelling since many individual stock prices are lower while earnings continue to grow. The best way to judge the potential of a Fund is to look at each individual holding and assess its potential based on the current valuation level and the company's earnings growth outlook. In our opinion, the Fund looks extremely attractive based on this approach. The Fund currently trades at only 13 times trailing 12 month earnings, a large discount to the market, despite above average earnings growth prospects for the companies in the Fund. We believe this combination of low valuations and good earnings growth prospects creates a very positive outlook for the Fund going forward.
                                                          /S/ WILLIAM M. DUTTON

 PORTFOLIO Characteristics(1)
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

                             SPECIAL
                             EQUITIES        RUSSELL 2000           S&P 500
P/E RATIO (MEDIAN)             13.2              20.8                 23.8
PRICE/BOOK                     1.79              2.31                 4.88
PRICE/SALES                    0.60              1.16                 2.08
--------------------------------------------------------------------------------
EPS GROWTH--5 YRS              9.5%              13.8%               14.8%
(HISTORICAL)
EPS GROWTH--1 YR              17.3%              21.9%               19.7%
(FORECASTED)
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MARKET CAP $ WGHTD. MED.   $450 million      $710 million         $65 billion
PORTFOLIO VALUE            $307 million      $833 billion       $10,547 billion
NUMBER OF HOLDINGS              67               1,938                500
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TICKER SYMBOL:                SKSEX      INITIAL INVESTMENT:         $1,000
CUSIP #:                    830833208    SUBSEQUENT                   $100
                                         INVESTMENT:
NET ASSET VALUE (PER          $17.58
SHARE):

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PERFORMANCE (%)(1)
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
                                      3Q
                                     1999     YTD     1 yr.
 SPECIAL EQUITIES                   -12.54   -11.12   -1.38
 RUSSELL 2000                        -6.32     2.37   19.07
 S&P 500                             -6.17     5.29   27.73

                                                                   Calendar Years
                           1998         1997         1996         1995         1994
 SPECIAL EQUITIES          -7.2         35.4         30.4         13.8         -1.2
 RUSSELL 2000              -2.6         22.4         16.5         28.4         -1.8
 S&P 500                   28.8         33.4         23.3         37.5          1.3

SECTOR Weightings (as of September 30, 1999)

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EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos
&
Transportation 5.4%
Consumer
Discretionary 29.5%
Consumer
Staples 1.8%
Financial
Services 20.7%
Health
Care 5.5%
Materials
&
Processing 14.1%
Producer
Durables 11.9%
Technology 6.6%
Cash 4.5%

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
                                                          Since
       3 yrs.         5 yrs.         10 yrs.           Inception(2)
 SPECIAL
EQUITIES     6.87     10.33           14.04               14.04
 RUSSELL
  2000     8.70       12.38           10.93                9.96
S&P
500    25.17          25.11           16.84               15.89


       1993      1992      1991         1990         1989         1988           1987(2)
 SPECIAL
EQUITIES    22.9 42.5      47.4         -9.3         24.0         29.7            -16.9
 RUSSELL
  2000    18.9   18.4      46.1        -19.5         16.2         24.9            -24.3
S&P
500    10.0      7.7       30.6         -3.2         31.4         16.5            -12.0

SECTOR Performance(1) (as of September 30, 1999)

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
                          3Q 1999                                                          YTD 1999
------------------------------------------------------------   ----------------------------------------------------------------
                                         SPECIAL    RUSSELL                                             SPECIAL      RUSSELL
                                         EQUITIES     2000                                              EQUITIES       2000
CONSUMER STAPLES                           2.8%      -6.8%     TECHNOLOGY                                 7.1%            22.2%
TECHNOLOGY                                -0.7        3.6      MATERIALS & PROCESSING                     1.7             -7.0
MATERIALS & PROCESSING                    -1.1      -12.2      ENERGY                                    -4.8             39.8
ENERGY                                    -8.6        4.2      CONSUMER STAPLES                          -8.6            -15.9
FINANCIAL SERVICES                       -12.9       -9.5      CONSUMER DISCRETIONARY                    -8.7             -1.4
CONSUMER DISCRETIONARY                   -17.6      -10.8      HEALTH CARE                              -17.4             -5.5
PRODUCER DURABLES                        -18.3       -3.3      FINANCIAL SERVICES                       -20.2             -5.3
HEALTH CARE                              -20.4       -4.7      PRODUCER DURABLES                        -21.1              7.0
AUTOS & TRANSPORTATION                   -29.6      -14.3      AUTOS & TRANSPORTATION                   -33.8             -6.3
UTILITIES                                  N/A*      -0.1      UTILITIES                                  N/A*            20.8
OTHER                                      N/A*     -11.9      OTHER                                      N/A*           -13.6

* Not applicable
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STOCK Highlights(3)

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 GALLAGHER (ARTHUR J.) (AJG)
Gallagher is a leading property and casualty insurance broker and provider of risk management (including claims management) services. AJG has been able to grow its earnings at an above average rate over the last several years by adding new clients and making accretive acquisitions. A key source of growth for AJG has been increased demand for its low-cost claims handling services by insurers who, needing to lower costs to remain competitive, are looking to outsource more functions. In addition, as more companies self-insure, they need AJG's expertise to manage claims efficiently. Insurance prices appear to be bottoming after several years of decline. An improving insurance pricing environment would lead to an acceleration of its already impressive growth rate. At 15x 1999's earnings per share estimate, AJG's valuation does not reflect its strong growth outlook.

 INVACARE CORPORATION (IVC)
Invacare is the world's leading manufacturer and distributor of home medical equipment products primarily for the home health care and extended care markets. Despite a less favorable domestic macro environment over the past few years, as a result of the 1997 Balanced Budget Act which cut reimbursement to many of IVC's customers, IVC has continued to post solid growth. A combination of strong new product introductions and niche acquisitions has enabled IVC to grow at a much faster rate than the industry. IVC has recently experienced an acceleration in domestic sales (approximately 70% of total revenues), seen substantial improvement in international sales and profitability levels, and acquired a European competitor which should provide a meaningful boost to next year's earnings. Despite the improved outlook and the company's strong record of growth, IVC continues to trade at a very modest valuation.

TOP Ten Holdings(3)

                                                                 % OF NET
                                                                  ASSETS
-----------------------------------------------------------------------------
 NEW ENGLAND BUSINESS
  Business forms
                                                                    2.5%

 HELLER FINANCIAL, INC.
  Commercial finance                                                2.5%

 EG&G, INC.
  Conglomerate                                                      2.4%

 LANDSTAR SYSTEM, INC.
  Truckload carrier                                                 2.4%

 BANCWEST CORP.
  Commercial bank                                                   2.3%

 RAYMOND JAMES FINANCIAL, INC.
  Investment services                                               2.3%

 IDEX CORP.
  Specialty pump products                                           2.2%

 FINANCIAL SECURITY ASSURANCE HOLDINGS
  Municipal bond insurance                                          2.2%

 GALLAGHER & CO. (ARTHUR J.)
  Insurance broker                                                  2.2%

 KELLWOOD CO.
  Apparel manufacturer                                              2.1%

 TOP TEN HOLDINGS                                                  23.1%

(1) The performance for the one, three, five, and ten years ended September 30, 1999, and for the period April 23, 1987 (inception) through September 30, 1999, is an average annual return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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                                   Suite 4500
                            Chicago, Illinois 60606